POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                           /s/ Lewis Bernard
                           ----------------
                           Lewis W. Bernard

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                           /s/ Mathis Cabiallavetta
                           ------------------------
                           Mathis Cabiallavetta

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                           /s/ Peter Coster
                           ----------------
                           Peter Coster

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                              /s/ Charles A. Davis
                              ---------------------
                              Charles A. Davis

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                              /s/ Robert F. Erburu
                              --------------------
                              Robert F. Erburu

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                           /s/ Oscar Fanjul
                           ----------------
                           Oscar Fanjul

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                           /s/ Jeffrey W. Greenberg
                           -----------------------------------
                           Jeffrey W. Greenberg

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                           /s/ Ray J. Groves
                           -----------------------------------
                           Ray J. Groves

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                             /s/ Stephen R. Hardis
                             ----------------------
                              Stephen R. Hardis

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                           /s/ Gwendolyn S. King
                           -----------------------------------
                           Gwendolyn S. King

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                           /s/ The Rt. Hon. Lord Lang of Monkton, DL
                           -----------------------------------------------------
                           The Rt. Hon. Lord Lang of Monkton, DL

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                             /s/ Lawrence J. Lasser
                             -----------------------
                            Lawrence J. Lasser

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                               /s/ David A. Olsen
                               -------------------
                               David A. Olsen

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                           /s/ Adele Simmons
                           -----------------
                           Adele Simmons

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                              /s/ John T. Sinnott
                              ---------------------
                              John T. Sinnott

                                POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Marsh & McLennan Companies, Inc., a Delaware corporation ("MMC"), does hereby constitute and appoint any one of Jeffrey W. Greenberg, William L. Rosoff and Sandra S. Wijnberg to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution, to act in the name and on behalf of the undersigned:

         To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director and/or Officer of MMC, and file with the Securities and Exchange Commission on behalf of MMC an Annual Report on Form 10-K for the year ended December 31, 2001, any registration statements or prospectuses for the registration of MMC's common stock and related interests to be issued pursuant to MMC's employee benefit, compensation and stock plans, any registration statements for the registration of MMC's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, any registration statements for the registration of MMC's debt securities or for resale by the holders thereof, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements and prospectuses; and

         To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 2002.

                           /s/ A.J.C. Smith
                           -----------------------------------
                           A.J.C. Smith